Exhibit 10.1

                              HIGHLANDS UNION BANK

                             1995 STOCK OPTION PLAN

1.       Purpose.

         The purpose of this Stock Option Plan (the "Plan") is to give officers, directors and key employees of Highlands Union Bank, a Virginia corporation (the "Company"), and corporations with respect to which the Company directly or indirectly controls 50% or more of the combined voting power ("subsidiaries"), an opportunity to acquire shares of the common stock of the Company ("Common Stock"), to provide an incentive for officers, directors and key employees to continue to promote the best interests of the Company and enhance its long-term performance, and to provide an incentive for officers, directors and key employees to join or remain with the Company and its subsidiaries.

         The Plan is subject to approval by the shareholders of the Company.

2.       Administration.

         (a) Board of Directors. The Plan shall be administered by
the Board of Directors of the Company (the "Board"), which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan (except its powers under Section 11(c)) to a committee (the "Committee") appointed by the Board and composed of not less than three members of the Board. If the Board chooses to appoint a Committee, references hereinafter to the Board (except in Section 11(c)) shall be deemed to refer to the Committee.

         (b) Powers. Within the limits of the express provisions of the Plan, the Board shall determine: (i) the officers, directors and key employees to whom awards hereunder shall be granted, (ii) the time or times at which such awards shall be granted, (iii) the form and amount of the awards, and (iv) the limitations, restrictions and conditions applicable to any such award. In making such determinations, the Board may take into account such factors as the Board in its discretion shall deem relevant.

         (c) Interpretations. Subject to the express provisions of the Plan, the Board may interpret the Plan, proscribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective awards and make all other determinations it deems necessary or advisable for the administration of the Plan.

         (d) Determinations. The determinations of the Board on all matters regarding the Plan shall be conclusive. A member of the Board shall only be liable for any action taken or determination made in bad faith.

         (e) Nonuniform Determinations. The Board's determinations under the Plan, including without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

3.       Awards Under the Plan.

         (a) Form. All Stock Options granted under the Plan shall be treated as Non-Qualified Stock Options.

         For purposes of this Plan, a "Stock Option" means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at a price set forth in a written agreement between the Company and the optionee.

         (b) Maximum Limitations. The aggregate number of shares of Common Stock available for grant under the Plan is 300,000 [as adjusted for a two-for-one stock split in April 1999], subject to adjustment pursuant to Section 7. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that, prior to the end of the period during which Stock Options may be granted under the Plan, any Stock Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Stock Option or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for grant as a Stock Option under the Plan, including a grant to a former holder of such Stock Option upon such terms and conditions as the Board shall determine, which terms may be more or less favorable than those applicable to such former Stock Option.

4.       Stock Options.

         Stock Options may be granted under the Plan for the purchase of shares of Common Stock. Stock Options shall be in such form and upon such terms and conditions as the Board shall from time to time determine, subject to the following:

         (a) 0ption Price. The price per share for Common Stock purchased on the exercise of an Stock Option shall be fixed by the Board on the date of grant. In the case of all Stock Options, the price per share shall not be less than the book value per share as shown by the Company's last published statement prior to the granting of the Option.

         (b) Terms of Options. No Stock Option shall be exercisable after the date ten years from the date such Stock Option is granted.

5. Provisions Applicable to Stock Options.

         (a) Exercise. The period in which a Stock Option may be exercised shall be determined by the Board on the date of grant. No exercise shall be required of any optionee at any specific time. Stock Options shall be subject to such other terms and conditions and shall be evidenced by such form of written option agreement between the optionee and the Company, as the Board shall determine;
provided, that such determinations are not inconsistent with the other provisions of the Plan.

         (b) Change in Control. If there is a Change in Control of the Company, all Stock Options shall be fully exercisable as of the date that is one day before such change of control is effected, notwithstanding Section 5(a) above. For purposes of this Plan, a "Change in Control" means and shall be deemed to have taken place if: (i) a third person, including a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, who becomes the beneficial owner of shares of the Company having 40% or more of the total number of votes that may be cast for the election of Directors of the Company; or, (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

         (c) Manner of Exercise of Options and Payment for Common Stock. Stock Options may be exercised by an optionee by giving written notice to the Cashier or Chief Executive Officer of the Company stating the number of shares of Common Stock with respect to which the Stock Option is being exercised and tendering payment therefor. At the time that a Stock Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash or by certified check. As soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the optionee, shall be delivered to the optionee.

6.       Transferability.

         No Stock Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Stock Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option, or levy of attachment or similar process upon the Stock Option not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by an officer, director or key employee during his or her lifetime, or pursuant to Section 10(c), by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance.

7.       Adjustment Provisions.

         The aggregate number of shares of Common Stock with respect to which Stock Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Stock Option and the option price per share of each such Stock Option, may all be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. If the number of shares of issued Common Stock increases, the aggregate number of shares of Common Stock with respect to which stock options may be granted and the aggregate number of shares of Common Stock subject to each outstanding stock option shall increase and the option price per share of each stock option shall decrease, all in proportion to the increase in the number of shares of issued Common Stock. If the number of shares of issued Common Stock decreases, the aggregate number of shares of Common Stock with respect to which stock options may be granted and the aggregate number of shares of Common Stock subject to each outstanding stock option shall decrease, and the option price per share of each stock option shall increase, all in proportion to the decrease in the number of shares of issued Common Stock. Adjustments under this Section 7 shall be made according to the sole discretion of the Board, and its decisions shall be binding and conclusive.

8.       Dissolution, Merger and Consolidation.

         Upon the dissolution or liquidation of the Company, each Stock Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days prior written notice of such event to each optionee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Stock Option (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to Section 10(b) or (c), each Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

9.       Effective Date and Conditions Subsequent to Effective Date.

         The Plan shall become effective on the date of the approval of the Plan by the holders of a majority of the shares of Common Stock of the Company, and the Plan shall be null and void and of no effect if such condition is not fulfilled, and in such event each Stock Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.

         No grant or award shall be made under the Plan more than ten years from the earlier of the date of adoption of the Plan by the Board or shareholder approval hereof; provided, however, that the Plan and all Stock Options granted under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been exercised or terminated in accordance with the terms of the respective grants or awards and the related agreements.

10.      Termination of Employment.

         (a) Each Stock Option shall, unless sooner expired pursuant to Section 10(b) or (c) below, expire on the expiration date set forth in the applicable option agreement.

         (b) A Stock Option shall expire on the first to occur of the applicable date set forth in paragraph (a) next above and the date that the employment of the officer or employee or service of the director with the Company and all subsidiaries terminates for any reason other than death, disability or change in control (within the meaning of Section 5(b) above). If the employment of an officer or employee or service of a director is terminated by reason of death or by reason of disability (as determined by the Board), then his Stock Options shall expire on the first to occur of the date set forth in paragraph (a) of this Section 10 or the first anniversary of such termination of employment or service (by reason of death or disability). Notwithstanding the preceding provisions of this paragraph, the Board, in its sole discretion, may, by written notice given to an ex-officer or employee or ex-director, permit the ex-officer or employee or ex-director to exercise Stock Options during a period following his or her termination of employment or service, which period shall not exceed thirty (30) days. In no event, however, may the Board permit an ex-officer or employee or ex-director to exercise a Stock Option after the expiration date contained in the agreement evidencing such Stock Option.

         (c) If the employment of an officer or employee or service as a director with the Company and all subsidiaries terminates by reason of change in control (within the meaning of Section 5(b) above), his or her Stock Options, if any, shall expire on the first anniversary of such termination of employment.

11.      Miscellaneous.

         (a) Legal and Other Requirements. The obligation of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate.

         (b) No Obligation to Exercise Options. The granting of a Stock Option shall impose no obligation upon an optionee to exercise such Stock Option.

         (c) Termination and Amendment of Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Stock Option granted hereunder or may at any time terminate the Plan, except that, unless approved by the shareholders in accordance with Section 9 hereof, it may not (except to the extent provided in Section 7 hereof): (i) change the total number of shares of Common Stock available for grant under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of Stock Options; or (iv) change the class of officers, employees and directors eligible to be granted Stock Options under the Plan. No action taken by the Board under this Section may materially and adversely affect any outstanding Stock Option without the consent of the holder thereof.

         (d) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Stock Options will be used for general corporate purposes.

         (e)  Withholding  Taxes.  Upon the  exercise of any Stock

Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock.

         (f) Right To Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any officer, employee or other optionee the right to continue in the employment or service of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate the employment of such officer, employee or other optionee.

         (g) Rights as a Shareholder. No optionee shall have any right or privileges as a shareholder unless and until certificates for shares of Common Stock are issuable to him or her.

         (h) Leaves of Absence and Disability. The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any officer or employee. Without limiting the generality of the foregoing, the Board shall be entitled to determine (i) whether or not any such leaves of absence shall constitute a termination of employment within the meaning of the Plan, and
(ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any officer or employee who takes such leave of absence.

         (i) Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (a) on the date it is personally delivered to the Cashier or Chief Executive Officer of the Company at its principal executive offices or (b) three business days after it sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and shall be deemed delivered to an optionee (a) on the date it is personally delivered to him or her or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

         (j)  Applicable   Law.  All  questions   pertaining  to  the  validity,
construction and administration of the Plan and Stock Options granted hereunder shall be determined in conformity with the laws of the State of Virginia.

         (k) Elimination of Fractional Shares. If under any provisions of the Plan which requires a computation of the number of shares of Common Stock subject to a Stock Option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.